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                                                                 Exhibit 10.9(b)


                                AMENDMENT NO. 1
                                      TO
                          ATLANTIC RICHFIELD COMPANY
                      EXECUTIVE LONG-TERM DISABILITY PLAN
                          ___________________________

Pursuant to the power of amendment reserved therein, the following amendment is hereby made to the Atlantic Richfield Company Executive Long-Term Disability Plan (the "Plan") effective as of February 28, 1994.

1.   Article 1 Section 1.5 of the Plan is amended to read as follows:

     "1.5  Earnings means Annual Base Pay, as defined in the Atlantic Richfield
         Retirement Plan II, paid by the Company to the Participant plus the yearly average of the sum of any Annual Incentive Plan (AIP) and Special Incentive Plan (SIP) awards granted to the Participant during each of the preceding three years, and excluding other allowances or payments by the Company. If the Participant has less than three AIP awards during the immediately preceding three years, due to ineligibility for such awards, only the years in which an AIP award was granted will be used in calculating the average described in the preceding sentence. In the case of a Participant without any AIP awards during the immediately preceding three years due to ineligibility for such awards, (e.g., new hire or recent promotion) the award amount will be an estimate, based on the average, projected AIP award for the immediately following Plan Year for participants in the same grade and other, similar circumstances as the Participant."

     Executed this 1st day of June, 1995.
                   ---        ----

ATTEST                                        ATLANTIC RICHFIELD COMPANY


BY: /s/ Armineh Simonian                      BY: /s/ JOHN H. KELLY
    -----------------------                       --------------------
                                                      John H. Kelly
                                                      Vice President
                                                      Human Resources